Exhibit 99.21

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   July, 1999
           Series 1999-11, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      790,455.39
                                                                 ---------------
        (b)    Interest                                       $    5,601,243.19
                                                                 ---------------
        (c)    Total                                          $    6,391,698.58
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      613,882.27
                                                                 ---------------
        (b)    Interest                                       $    4,343,272.79
                                                                 ---------------
        (c)    Total                                          $    4,957,155.06
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      176,573.12
                                                                 ---------------
        (b)    Interest                                       $    1,257,970.40
                                                                 ---------------
        (c)    Total                                          $    1,434,543.52
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      371,600.39
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    5,470,857.13
                                                                 ---------------
        (b)    Interest                                       $       34,121.24
                                                                 ---------------
        (c)    Total                                          $    5,504,978.37
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $      579,492.30
                                                                 ---------------
        (b)    Interest                                       $        3,134.85
                                                                 ---------------
        (c)    Total                                          $      582,627.15
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  935,442,630.83
                                                                 ---------------

13.     Available Funds:                                      $   12,655,529.38
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $          0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $      5,583.70
                                                                   -------------

18.      Total interest payments:                               $  5,443,124.17
                                                                   -------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls     Interest
Class      Interest                                 Payable         Pay-out Rate
-----      --------        -------------------      -------         ------------
R     $             0.00   $              0.00   $           0.00   %0.000000000
PO    $             0.00   $              0.00   $           0.00   %0.000000000
A1    $       153,408.89   $              0.00   $     153,408.89   %5.950000013
A2    $       228,536.00   $              0.00   $     228,536.00   %6.000000000
A3    $       892,574.07   $              0.00   $     892,574.07   %6.249999980
A4    $       185,847.88   $              0.00   $     185,847.88   %5.392499886
A5    $       107,097.32   $              0.00   $     107,097.32   %3.107499993
A6    $     1,273,138.00   $              0.00   $   1,273,138.00   %6.500000004
A7    $       813,024.79   $              0.00   $     813,024.79   %6.499999983
A8    $       290,642.36   $              0.00   $     290,642.36   %6.499999895
A9    $         5,446.01   $              0.00   $           0.00   %6.500003625
A10   $       102,533.15   $              0.00   $     102,533.15   %6.500000317
A11   $        36,259.17   $              0.00   $      36,259.17   %6.500000598
A12   $         8,706.67   $              0.00   $       8,706.67   %8.000003063
A13   $        97,284.16   $              0.00   $      97,284.16   %5.592500166
A14   $        50,577.32   $              0.00   $      50,577.32   %9.449374843
A15   $             0.00   $              0.00   $           0.00   %0.000000000
A16   $        25,146.01   $              0.00   $           0.00   %6.500000123
A17   $        27,230.03   $              0.00   $           0.00   %6.499998877
A18   $        31,669.04   $              0.00   $      31,669.04   %6.749999467
A19   $        32,841.97   $              0.00   $      32,841.97   %7.000000000
A20   $             0.00   $              0.00   $           0.00   %0.000000000
A21   $        17,458.68   $              0.00   $           0.00   %6.499999482
A22   $       515,883.47   $              0.00   $     515,883.47   %6.500000016
S     $       341,631.47   $              0.00   $     341,631.47   %0.458076011
RL    $             0.00   $              0.00   $           0.00   %0.000000000
M     $        95,362.55   $              0.00   $      95,362.55   %6.499999821
B1    $        38,659.18   $              0.00   $      38,659.18   %6.500000368
B2    $        23,196.59   $              0.00   $      23,196.59   %6.500000250
B3    $        25,772.79   $              0.00   $      25,772.79   %6.500001200
B4    $        10,310.20   $              0.00   $      10,310.20   %6.500002180
B5    $        12,886.40   $              0.00   $      12,886.40   %6.500001454

20.      Principal Distribution Amount:                       $    7,212,405.21
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution        Accrual Amount
                                 ----------------------        --------------
        Class R                  $                  0.00       $         0.00
        Class PO                 $             10,911.61       $         0.00
        Class A1                 $                  0.00       $         0.00
        Class A2                 $                  0.00       $         0.00
        Class A3                 $                  0.00       $         0.00
        Class A4                 $                  0.00       $         0.00
        Class A5                 $                  0.00       $         0.00
        Class A6                 $          1,415,677.21       $         0.00
        Class A7                 $          1,056,017.81       $         0.00
        Class A8                 $            377,508.18       $         0.00
        Class A9                 $                  0.01       $     5,446.01
        Class A10                $                  0.00       $         0.00
        Class A11                $                  0.00       $         0.00
        Class A12                $                  0.00       $         0.00
        Class A13                $            146,864.53       $         0.00
        Class A14                $             45,189.08       $         0.00
        Class A15                $                  0.00       $         0.00
        Class A16                $          3,152,701.70       $    25,146.01
        Class A17                $                  0.00       $    27,230.03
        Class A18                $                  0.00       $         0.00
        Class A19                $                  0.00       $         0.00
        Class A20                $                  0.00       $         0.00
        Class A21                $          1,050,900.57       $    17,458.68
        Class A22                $                  0.00       $         0.00
        Class S                  $                  0.00       $         0.00
        Class RL                 $                  0.00       $         0.00
        Class M                  $             14,760.91       $         0.00
        Class B1                 $              5,983.95       $         0.00
        Class B2                 $              3,590.54       $         0.00
        Class B3                 $              3,989.30       $         0.00
        Class B4                 $              1,595.89       $         0.00
        Class B5                 $              1,994.65       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

24.     Subordinate Certificate Writedown Amount:              $           0.00
                                                                  --------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A4                 %              5.39249989
         Class  A5                 %              3.10749999
         Class  A13                %              5.59250017
         Class  A14                %              9.44937484

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                              $    202,131.81
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $           N/A
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------

                                                Category A Category B Category C
 5.     Senior Percentage:           % 95.956993   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 6.     Group I Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 7.     Group II Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 8.     Senior Prepayment Percentage:
                                     %100.000000   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 11.    Junior Percentage:           %  4.043007
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Operations